UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 2, 2011
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                     333-140445                20-5619324
(State of Other Jurisdiction of       (Commission             (I.R.S. Employer
 Incorporation or Organization)       File Number)           Identification No.)

7255 East Alfredo Drive, Scottsdale, AZ                            85258
(Address of Principal Executive Offices)                         (Zip Code)

                                  602-819-4181
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES

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
ITEM 8.01 OTHER EVENTS

On July 31, 2011 the Company sent a Letter to Crown Hospitality Group, LLC ("Crown") regarding the Funding Agreement dated July 1, 2011. As per the said Letter, the Company has agreed to Crown's request to modify the funding schedule listed in Exhibit A of the Funding Agreement. As per the Letter, Crown agrees to provide July and September's funding commitments of $1,400,000 total prior to September. The remainder of the schedule will remain unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number                   Description
--------------                   -----------
    10.1                            Letter

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CASEY CONTAINER, CORP.


Date: August 2, 2011                   By: /s/ Martin R Nason
                                           -------------------------------------
                                       Name:  Martin R Nason
                                       Title: President & CEO

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